UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 17, 2020

NetApp, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	0-27130	77-0307520
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1395 Crossman Avenue

Sunnyvale, CA 94089

(Address of principal executive offices) (Zip Code)

(408) 822-6000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value	NTAP	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

Underwritten Public Offering of Senior Notes due 2025, Senior Notes due 2027 and Senior Notes due 2030

On June 17, 2020, NetApp, Inc. (“NetApp” or the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, BofA Securities, Inc. and Morgan Stanley & Co. LLC, as representatives of the several underwriters named therein, to issue and sell $750 million aggregate principal amount of 1.875% Senior Notes due 2025 (the “2025 Notes”), $550 million aggregate principal amount of 2.375% Senior Notes due 2027 (the “2027 Notes”) and $700 million aggregate principal amount of 2.700% Senior Notes due 2030 (the “2030 Notes” and together with the 2025 Notes and the 2027 Notes, the “Notes”) in a public offering (the “Offering”). The Offering was made pursuant to the Company’s shelf registration statement on Form S-3 (File No. 333-223154) and a related prospectus filed with the Securities and Exchange Commission (the “SEC”) on February 22, 2018 and a prospectus supplement filed with the SEC on June 18, 2020. The Underwriting Agreement contains customary representations, warranties and agreements by NetApp, and customary closing conditions, indemnification rights and termination provisions.

The forgoing summary is qualified in its entirety by reference to the text of the Underwriting Agreement which is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Supplemental Indenture Relating to Senior Notes due 2025, Senior Notes due 2027 and Senior Notes due 2030

On June 22, 2020, NetApp entered into a Fourth Supplemental Indenture, relating to the issuance by the Company of the Notes (the “Fourth Supplemental Indenture”) which supplemented the Indenture, dated December 12, 2012 (the “Base Indenture,” and together with the Fourth Supplemental Indenture, the “Indenture”) with U.S. Bank National Association, as trustee, to establish the terms and form of the Notes. Interest is payable on the Notes semi-annually in arrears on June 22 and December 22 of each year, commencing December 22, 2020. The 2025 Notes will mature on June 22, 2025, the 2027 Notes will mature on June 22, 2027 and the 2030 Notes will mature on June 22, 2030.

NetApp intends to use the net proceeds of the Notes for general corporate purposes, including to redeem or repay at maturity $500 million in aggregate principal amount of NetApp’s outstanding 3.375% Senior Notes due 2021 (including accrued and unpaid interest and any make-whole payment thereon) on or prior to their maturity in June 2021. NetApp also intends to use a portion of the net proceeds to repay outstanding borrowings under its existing commercial paper program. NetApp may also be required to offer to repurchase the Notes upon a change in control and a contemporaneous downgrade of the Notes below an investment grade rating, and it may elect to redeem the Notes in whole or in part at any time, as further specified in the Indenture.

The Indenture contains limited affirmative and negative covenants of NetApp. The negative covenants restrict the ability of NetApp and its subsidiaries to incur debt secured by liens on its principal property or on shares of stock or indebtedness of its subsidiaries that own principal property; to engage in certain sale and lease-back transactions with respect to any principal property; and to consolidate, merge or sell all or substantially all of its assets.

Events of default under the Indenture include a failure to make payments, non-compliance with affirmative and negative covenants, and the occurrence of bankruptcy and insolvency-related events. NetApp’s obligations may be accelerated upon an event of default, in which case the entire principal amount of the Notes would become immediately due and payable.

The foregoing description of certain terms of the Indenture and the Notes does not purport to be complete and is qualified in its entirety by reference to the full text of the Base Indenture, which is filed as Exhibit 4.1 to the Current Report on Form 8-K filed on December 12, 2012 and is incorporated herein by reference, and the Fourth Supplemental Indenture, form of 2025 Note, form of 2027 Note and form of 2030 Note, which are filed with this report as Exhibits 4.2, 4.3, 4.4 and 4.5, respectively, and are incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 above with respect to the Notes and the Fourth Supplemental Indenture is incorporated herein by reference.

Item 8.01.	Other Events.

Wilson Sonsini Goodrich & Rosati, Professional Corporation, counsel to NetApp, has issued an opinion to NetApp dated June 22, 2020 regarding the legality of the Notes. A copy of the opinion is filed as Exhibit 5.1 hereto.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated June 17, 2020, by and among NetApp, Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, BofA Securities, Inc. and Morgan Stanley & Co. LLC.

4.1

Indenture, dated December 12, 2012, by and between NetApp, Inc. and U.S. Bank National Association (incorporated by reference to Exhibit 4.1 of NetApp, Inc.’s Form 8-K filed December 12, 2012 (file no. 000-27130).

4.2	Fourth Supplemental Indenture, dated June 22, 2020, by and between NetApp, Inc. and U.S. Bank National Association.

4.3	Form of Note for NetApp’s 1.875% Senior Notes due 2025 (incorporated by reference to Exhibit 4.1).

4.4	Form of Note for NetApp’s 2.375% Senior Notes due 2027 (incorporated by reference to Exhibit 4.1).

4.5	Form of Note for NetApp’s 2.700% Senior Notes due 2030 (incorporated by reference to Exhibit 4.1).

5.1	Opinion of Wilson Sonsini Goodrich & Rosati, Professional Corporation.

23.1	Consent of Wilson Sonsini Goodrich & Rosati, Professional Corporation (contained in Exhibit 5.1 above).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NETAPP, INC.
(Registrant)

June 22, 2020	By:	/s/ Matthew K. Fawcett
Matthew K. Fawcett
Senior Vice President, General Counsel and Corporate Secretary